                                                                   Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                       Berkshire Partners LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or
Trading Symbol:                            Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          8/16/2022

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Partners LLC

By: BPSP, L.P., its managing member
By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Heslam
-------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

8/18/2022
---------
Date

                            Joint Filer Information

Name of Joint Filer:                       Berkshire Fund VIII-A, L.P.

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or
Trading Symbol:                            Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          8/16/2022

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Fund VIII-A, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
----------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

8/18/2022
---------
Date

                            Joint Filer Information

Name of Joint Filer:                       Berkshire Fund VIII, L.P.

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or
Trading Symbol:                            Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          8/16/2022

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Fund VIII, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
---------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

8/18/2022
---------
Date

                            Joint Filer Information

Name of Joint Filer:                       Berkshire Investors III LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or
Trading Symbol:                            Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          8/16/2022

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Investors III LLC

/s/ Sharlyn C. Heslam
----------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

8/18/2022
---------
Date

                            Joint Filer Information

Name of Joint Filer:                       Berkshire Investors IV LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or
Trading Symbol:                            Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          8/16/2022

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Investors IV LLC

/s/ Sharlyn C. Heslam
---------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

8/18/2022
---------
Date

                            Joint Filer Information

Name of Joint Filer:                       Eighth Berkshire Associates LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or
Trading Symbol:                            Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          8/16/2022

Designated Filer:                          Berkshire Partners LLC

Signature:

Eighth Berkshire Associates LLC

/s/ Sharlyn C. Heslam
---------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

8/18/2022
---------
Date

                            Joint Filer Information

Name of Joint Filer:                       Berkshire Partners Holdings LLC

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or
Trading Symbol:                            Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          8/16/2022

Designated Filer:                          Berkshire Partners LLC

Signature:

Berkshire Partners Holdings LLC

/s/ Sharlyn C. Heslam
----------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

8/18/2022
---------
Date

                            Joint Filer Information

Name of Joint Filer:                       BPSP, L.P.

Address of Joint Filer:                    200 Clarendon Street
                                           35th Floor
                                           Boston, MA 02116-5021

Issuer Name and Ticker or
Trading Symbol:                            Portillo's, Inc. [PTLO]

Date of Event Requiring this Statement
(Month/Day/Year):                          8/16/2022

Designated Filer:                          Berkshire Partners LLC

Signature:

BPSP, L.P.

By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Heslam
-----------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

8/18/2022
---------
Date